FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2018
FAIR VALUE MEASUREMENTS
14. FAIR VALUE MEASUREMENTS

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The fair values of common stock warrants were measured using the Black-Scholes Model (see Note 23). Inputs used to determine estimated fair value of the warrant liabilities include the estimated fair value of the underlying stock at the valuation date, the estimated term of the warrants, risk-free interest rates, expected dividends and the expected volatility of the underlying stock. The significant unobservable inputs used in the fair value measurement of the warrant liability are the fair value of the underlying stock at the valuation date and the estimated term of the warrants. The fair value of convertible note is based on a discounted cash flow model with an unobservable input of discount rate. (Level 3)

In 2015, the Group issued warrants in connection with its convertible notes. The warrants are recorded at fair market value at the date of issuance and subsequently at each reporting date. The following table presents the change in the warrants liability that were measured at fair value on a recurring basis using significant Level 3 inputs during 2017 and 2018 (see Note 20).

	December 31, 2017	December 31, 2018	December 31, 2018
	RMB	RMB	US$
			(Note 3)
Balance at issuance date/beginning of year	16,357,737	3,742,271	544,290
Fair value change on warrants liability recognized in other comprehensive income	(12,615,466)	(2,251,427)	(327,456)

Balance at the end of the year	3,742,271	1,490,844	216,834